Goodwill	12 Months Ended
Dec. 31, 2024
Disclosure of good will [Abstract]
Goodwill

14 Goodwill

The Group’s goodwill arises from its business acquisition in 2021. As the acquisition gave an extra boost to the Group’s research and development capabilities, the business of the acquired companies was integrated into the Group’s businesses to provide autonomous driving technology related solutions after the business acquisition. The Group has determined that the overall business constitutes one single CGU, named Auto-driving CGU. All the goodwill has been allocated to the Auto-driving CGU.

Impairment test of goodwill

The recoverable amounts of the Auto-driving CGU are determined based on the higher of value-in-use and the fair value less costs of disposal. These calculations use cash flow projections based on financial budgets approved by the management covering a period of five years. Cash flows beyond the budget period are extrapolated using an estimated growth rate which is consistent with long-term average growth rates for the business in which the Auto-driving CGU operates. The cash flows are discounted using a discount rate. The discount rate used is pre-tax and reflects specific risks relating to the Auto-driving CGU.

Key assumptions used for the annual impairment test of goodwill were as follows:

	As of December 31,
	2023	2024
Pre-tax discount rate	19.5%	18.6%
Estimated growth rate	2.2%	2.0%

Based on the impairment test performed, the recoverable amount of the Auto-driving CGU exceeded the carrying amount as of December 31, 2023 and 2024, respectively. Therefore, management determined that goodwill was not impaired as of December 31, 2023 and 2024. Based on the management’s expectations reasonably possible changes in key assumptions disclosed above would not cause the carrying amount of the Auto-driving CGU to exceed its recoverable amount.